                          DOMINION INSIGHT GROWTH FUND
                               SEMI-ANNUAL REPORT
                                DECEMBER 31, 1998

Dominion Insight Growth Fund
A SERIES OF DOMINON FUNDS, INC.

------------------------------------------------------------------------

To Our Shareholders:

Enclosed is the semi-annual report for the Fund for the period ended December 31, 1998.

It was a great end to 1998 leading to a great start to 1999 with double-digit gains for November and December and finishing the six months with a 27.07% annualized total return, and 27.3% for the calendar year. This included a long-term capital gain distribution of $2.23 for the year. For 1999, we are looking for a continued strong economy, low inflation, and low unemployment--all elements that central bankers at the Federal Reserve strive for. This portends strong performance for the market in general and growth stocks in particular.

Your Board of Directors took several actions at the quarterly meeting in February, including the decision to eliminate the sales charge on new purchases of shares of the Fund, making it a no load fund. The directors also confirmed Peter R. Goldschmidt as Chairman of the Board of Directors and re-elected Douglas W. Powell and C. Dewey Elliott, III as officers and directors.

As before, dollar cost averaging has proved its value this past 24 months. Thank you for your confidence in the Fund.



February 26, 1999          Douglas W. Powell            C. Dewey Elliott, III
                           Chief Executive Officer      President





The performance data presented does not reflect the deduction of the sales load and, if reflected, the load would reduce the performance quoted. The performance data presented represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          DOMINION INSIGHT GROWTH FUND
                            Investments in Securities
                                December 31, 1998

                                                                                                     Percent of
Common Stocks                                                 Shares              Value             Total Assets
-------------                                                 ------              -----             ------------
Computer
         Cisco*                                                 8,800         $    816,750               4.6%
         Dell Computer*                                        15,400            1,127,087               6.3%
         Intel Corporation*                                     7,000              829,937               4.6%
         Network Appliance*                                    21,000              945,000               5.3%
                                                                              ------------             ------
                                                                                 3,718,776              20.8%

Computer Services

         Henry Jack & Associates*                              12,000              597,000               3.3%
         Legato Systems Inc.*                                  15,000              989,062               5.5%
         TSI International*                                    15,800              756,424               4.2%
                                                                              ------------             ------
                                                                                 2,342,488              13.0%

Computer Software

         Advantage Learning*                                    4,400              289,300               1.6%
         Compuware Corporation*                                10,800              843,750               4.7%
         Microsoft Corporation*                                 6,050              839,059               4.7%
         New Era of Networks*                                  23,400            1,029,600               5.8%
         Novell*                                               33,000              598,125               3.3%
         Peregrine Systems*                                     6,300              292,163               1.6%
                                                                              ------------             ------
                                                                                 4,644,266              21.7%

Electronics

         E M C Corp Mass*                                       9,600              816,000               4.5%
         Solectron*                                             8,500              789,969               4.4%
         Transwitch Corporation*                               21,000              817,688               4.6%
         Vitesse Semiconductor*                                 7,400              337,625               1.9%
                                                                              ------------             ------
                                                                                 2,761,282              15.4%

Medical Hospitality

         Resmed Inc.*                                          16,500              748,688               4.2%
                                                                              ------------

Office Business Equipment

         Lexmark International*                                 7,700              773,850               4.3%
                                                                              ------------

On-Line Services

         America On Line*                                       2,450              392,000               2.2%
         Mindspring Enter*                                      5,900              360,269               2.0%
                                                                              ------------             ------
                                                                                   752,269               4.2%

Pharmaceutical

         Watson Pharmaceutical*                                14,100              886,538               4.9%
                                                                              ------------

Shoes

         American Eagle Out*                                    7,500              499,688               2.8%
                                                                              ------------

                          DOMINION INSIGHT GROWTH FUND
                            Investments in Securities
                                December 31, 1998

                                                                                                     Percent of
Common Stocks                                                 Shares              Value             Total Assets
-------------                                                 ------              -----             ------------
(continued)

Telecommunications

         Geotel Communications*                                 4,500              167,625               0.9%
         World Com*                                            11,000              789,250               4.4%
                                                                              ------------             ------
                                                                                   956,875               5.3%


Total Investments in Securities                                                $17,332,447             $96.6%
                                                                              ------------             ------
                                                                              ------------             ------
Cost - $11,799,026
-        Non-income producing security
         Percentage of investments as shown is the ratio of the total value to total assets.
















The accompanying notes are an integral part of these financial statements.

                          DOMINION INSIGHT GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998
                                   (UNAUDITED)

ASSETS
         Investments in securities at value                             $  17,332,447
              (identified cost of $11,799,026)

         Cash                                                                 587,208
         Receivables

                  Capital shares sold                                          18,068
                  Dividends and interest                                        1,639
                                                                        -------------

                           TOTAL ASSETS                                    17,939,362

LIABILITIES

         Distributions payable                                                 13,078
         Accrued administrative fee                                            17,108
         Accrued investment advisory fee                                       13,789
                                                                        -------------

                           TOTAL LIABILITIES                                   43,975
                                                                        -------------
NET ASSETS                                                              $  17,895,387
                                                                        -------------
                                                                        -------------

         Capital shares outstanding                                         1,031,815
                                                                        -------------
                                                                        -------------

         Net asset value and offering price per share
                  Net asset value per share                             $       17.34
                                                                        -------------
                                                                        -------------
                  Offering price per share                              $       17.97
                                                                        -------------
                                                                        -------------





The accompanying notes are an integral part of these financial statements.

                          DOMINION INSIGHT GROWTH FUND
                             STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1998
                                   (UNAUDITED)

INVESTMENT LOSS
         INVESTMENT INCOME
                  Dividends                                                     $      5,140
                  Interest                                                             7,818
                                                                                ------------

                           Total investment income                                    12,958

         EXPENSES
                  Investment advisory fee                                             82,443
                  Administrative fee                                                 103,055
                                                                                ------------

                           Total expenses                                            185,498

                  Net investment loss                                               (172,540)

REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS

         Net realized loss on investments in securities                             (440,442)

         Net change in unrealized appreciation of investments
         in securities                                                             2,576,040
                                                                                ------------

         Net gain on investments                                                   2,135,598
                                                                                ------------

         NET INCREASE IN NET ASSETS RESULTING
           FROM OPERATIONS                                                       $ 1,963,058
                                                                                ------------
                                                                                ------------





The accompanying notes are an integral part of these financial statements.

                          DOMINION INSIGHT GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1998
                                   (UNAUDITED)

CHANGE IN NET ASSETS FROM OPERATIONS
         Net investment loss                                          $  (172,540)
         Net realized loss on investments                                (440,442)
         Change in unrealized appreciation                              2,576,040
                                                                      -----------

                  Net increase in net assets
                    resulting from operations                           1,963,058

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED
GAINS ON INVESTMENTS                                                   (2,151,402)

CAPITAL SHARE TRANSACTIONS - NET                                       (1,166,769)
                                                                      -----------



         Total decrease in net assets                                  (1,355,113)

NET ASSETS

         Beginning of period                                           19,250,500
                                                                      -----------

         END OF PERIOD (including undistributed
         investment loss of $1,828,714)                               $17,895.387
                                                                      -----------
                                                                      -----------





The accompanying notes are an integral part of these financial statements.

                          DOMINION INSIGHT GROWTH FUND
                        FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                         Six Months Ended           Year Ended
                                                                             12/31/98                06/30/98
                                                                           (unaudited)
                                                                              (1)(2)                    (2)
                                                                      ----------------------    ------------------
      PER SHARE DATA:

      For a share outstanding during the period:

         Net asset value, beginning of period                         $               17.56     $           15.79
                                                                      ----------------------    ------------------

      Income from investment operations:

         Net investment loss                                                         (0.17)                (0.37)

         Net realized and unrealized gains
           on securities                                                               2.18                  2.71
                                                                      ----------------------    ------------------

         Total income from investment operations                                       2.01                  2.34
                                                                      ----------------------    ------------------

      Less distributions:

         Distributions from net realized gains                                        (2.23)                (0.57)
                                                                      ----------------------    ------------------

         Net asset value, end of period                               $               17.34     $           17.56
                                                                      ----------------------    ------------------
                                                                      ----------------------    ------------------

      Total return (3)                                                               27.07%                15.00%
                                                                      ----------------------    ------------------
                                                                      ----------------------    ------------------

      RATIOS/SUPPLEMENTAL DATA:

         Net assets, end of period (in thousands)                     $              17,895     $          19,251


         Ratio of expenses to average daily net assets                                2.25%                 2.25%


         Ratio of net investment loss to average daily net assets                     0.96%                 2.08%


         Portfolio turnover rate                                                    125.00%               273.25%


         Average brokerage commission rate for the underlying
         Portfolio (4)                                                               $ 0.10                $ 0.10



(1) Other than total return, financial highlights have not been annualized.
(2) Per share information has been calculated using the average number of shares outstanding.
(3) Total return does not reflect the deduction of the sales load and, if reflected, the load would reduce the performance quoted. The performance data presented represents past performance, and the return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(4) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the Fund's Statement of Operations. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period by the total number of related shares purchased and sold.



The accompanying notes are an integral part of these financial highlights.

                          DOMINION INSIGHT GROWTH FUND

                          Notes to Financial Statements

Note 1-Summary of Significant Accounting Policies

       Organization and Nature of Operations

       Dominion Insight Growth Fund (the "Fund") is a separate series of shares of common stock of Dominion Funds, Inc. (the "Company"). The Company was incorporated in the state of Texas on June 5, 1992. The Company is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund's Registration Statement under the Securities Act of 1933 was October 27, 1992. The primary investment objective of the Fund is capital appreciation. The Company may designate one or more series of common stock. The only series currently designated is the Fund. Each share represents an equal proportionate interest in the net assets of the Fund with each other share in such series and no interest in any other series.

       Use of Estimates in the Preparation of Financial Statements

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       Valuation of Securities

       Securities are valued at the close of each business day. Securities traded on national securities exchanges or in national market systems are valued at the last quoted sales price. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board of directors.

       Security Transactions and Investment Income

       Security transactions are accounted for on the date the securities are purchased or sold, plus one day. Realized security gains and losses from security transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

                          DOMINION INSIGHT GROWTH FUND

                          Notes to Financial Statements

Note 1-Summary of Significant Accounting Policies, continued

       Cash

       Cash is held in a credit interest account at May Financial Corporation, a member of the Chicago Stock Exchange, Inc., bearing interest at a variable rate. At December 31, 1998, the interest rate was 4.00%.

       Income Taxes

       The Fund intends to qualify, under the Internal Revenue Code, as a regulated investment company and if so qualified, will not have to pay federal income taxes to the extent its taxable net income is distributed. On a calendar year basis, the Fund is subject to a 4% federal excise tax to the extent it does not distribute substantially all of its net investment income and realized gains, if any.

       Net investment income, net realized gains and the cost of investments in securities may differ for financial statement and tax purposes because of book-to-tax differences. The character of distributions from net investment income or net realized gains may therefore differ form their ultimate characterization for federal income tax purposes. At December 31, 1998, there were no material differences. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

       Distributions to Shareholders

       It is the policy of the Fund to generally pay annual distributions from net investment income and make distributions of any realized capital gains as required by law. These dividends are recorded on the ex-dividend date, and are reinvested in additional shares of the Fund at net asset value or are payable in cash without any charge to the shareholder.

                          DOMINION INSIGHT GROWTH FUND
                          Notes to Financial Statements

Note 2-Capital Share Transactions

       As of December 31, 1998, there were 1,000,000,000 shares of $.001 par value capital stock authorized of which 200,000,000 shares are classified as the Fund's series and the balance is unclassified. As of December 31, 1998, capital paid in aggregated $14,043,915.

       Transactions in capital stock for the six months ended December 31, 1998 were as follows:

                                                                   Shares                     Amount
                                                                  --------                  ----------
                  Shares sold                                       30,519                 $   509,114
                  Shares issued in reinvestment
                  of dividends                                     136,301                   2,033,620
                                                                  --------                 -----------
                                                                   166,820                   2,542,734

                  Shares redeemed                                  231,268                   3,709,503
                                                                  --------                 -----------
                  Net decrease                                     (64,448)                $(1,166,769)
                                                                  --------                 -----------
                                                                  --------                 -----------

Note 3-Distribution To Shareholders

       On November 29, 1998, a distribution of $2.23 aggregating $2,151,402 was declared from net realized gains from investment transactions. The dividend was paid on December 3, 1998, to all shareholders of record on December 2, 1998.

       As of December 31, 1998, the fund had undistributed net realized losses of $440,442.

Note 4-Investment Transactions

       Cost of purchases and sales of investment securities (excluding short-term securities) for the six months ended December 31, 1998 were $19,811,079 and $23,733,630, respectively. The cost of securities for federal income taxes is the same as that shown in the schedule of investments. Net income on investments for the six months ended December 31, 1998, was $2,135,598. All security transactions were in long transactions. As of December 31, 1998, the aggregate gross unrealized appreciation and depreciation of securities was as follows:

                Unrealized appreciation                                 $ 5,601,409
                Unrealized depreciation                                     (67,988)
                                                                        -----------

                   Net unrealized appreciation                          $ 5,533,421
                                                                        -----------
                                                                        -----------

                          DOMINION INSIGHT GROWTH FUND
                          Notes to Financial Statements

Note 5-Investment Advisory Fees and Other Agreements and Transactions with Affiliates

       The Fund has an Investment Advisory Agreement (the "Advisory Agreement") with Insight Capital Management, Inc. (the "Advisor") to act as its investment advisor. The Advisor also serves as investment advisor to certain private accounts. The Advisor provides the Fund with investment advice and recommendations consistent with the Fund's investment objective, policies and restrictions, and supervises the purchase and sale of security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. For such services, the Advisor receives an annual fee of 1.0% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

       The Fund has an Administration Agreement with Dominion Institutional Services Corporation (the "Administrator"). Pursuant to the Administration Agreement, and subject to the authority of the Board of Directors of the Fund, the Administrator is responsible for the administration of the Fund and overall management of the Fund's business affairs. The Administrator provides all services required to carry on the Fund's general administrative and corporate affairs. These services include furnishing all executive and managerial personnel, office space and equipment, and providing federal and state regulatory compliance. For its services, the Administrator receives an annual fee of 1.25% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

       The Fund has entered into a Distribution Agreement with Northstar Securities, Inc. (the "Distributor") pursuant to which the Distributor performs services and bears the expenses relating to the offering of Fund shares for sale to the public. As compensation for the services provided and expenses borne by the Distributor, the Fund pays the Distributor the sales charges for distributing fund shares. Sales charges received by the Distributor for Fund shares sold for the six months ended December 31, 1998 were approximately $6,830.

       During the six months ended December 31, 1998, all orders for the Fund's portfolio securities transactions were placed through either the Distributor or the prior distributor, Dominion Capital Corporation, and it is expected that the Advisor will continue to place such orders with the Distributor. Commissions received by the Distributor and Dominion Capital Corporation for executing portfolio transactions for the six months ended December 31, 1998 were approximately $44,000 and $80,000, respectively.

       Certain directors and officers of the Company are also directors, officers, and/or employees of the Administrator.

                          DOMINION INSIGHT GROWTH FUND
                               SEMI-ANNUAL REPORT
                                DECEMBER 31, 1998

                                    OFFICERS
                                Douglas W. Powell
                             Chief Executive Officer
                              C. Dewey Elliott, III
                                    President

                                    DIRECTORS
                              Robert H. Spiro, Jr.
                              Peter R. Goldschmidt
                               Allen B. Clark, Jr.
                                Douglas W. Powell
                              C. Dewey Elliott, III

                               INVESTMENT ADVISOR
                        Insight Capital Management, Inc.
                     2121 North California Blvd., Suite 560
                             Walnut Creek, CA 94696

                                  ADMINISTRATOR
                   Dominion Institutional Services Corporation
                           5000 Quorum Dr., Suite 620
                                Dallas, TX 75240

                                   DISTRIBUTOR
                           Northstar Securities, Inc.
                           5000 Quorum Dr., Suite 620
                                Dallas, TX 75240

                                    CUSTODIAN
                            May Financial Corporation
                          8333 Douglas Ave., Suite 400
                                Dallas, TX 75225

                                 TRANSFER AGENT
                               Fund Services, Inc.
                          1500 Forest Avenue, Suite 111
                               Richmond, VA 23229

                              INDEPENDENT AUDITORS
                              Kinder & Wyman, P.C.
                          Certified Public Accountants
                          511 E. John Carpenter Freeway
                                    Suite 200
                                Irving, TX 75062

                                  LEGAL COUNSEL
                            Frederick C. Summers, III
                           A Professional Corporation
                                 Attorney at Law
                       750 N. St. Paul Street, Suite 1400
                                Dallas, TX 75201